UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 22, 2003 (Date of Report (Date of Earliest Event Reported))

WM. WRIGLEY JR. COMPANY (Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois		60611

(Address of Principal Executive Offices)		(Zip Code)

(312) 644-2121

(Registrant's Telephone Number, including Area Code)

This Current Report on Form 8-K is filed by the Wm. Wrigley Jr. Company (the "Company") in connection with the matters described herein.

ITEM 7:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND OTHER EXHIBITS.

	(c)	Exhibits

		99.1	Press Release, dated October 22, 2003, issued by the Company, to update the public on the Company's strategy and business results for the first nine months of 2003 fiscal year.

ITEM 9:	REGULATION FD DISCLOSURE

On October 22, 2003, the Company's Chief Executive Officer and Chief Financial Officer met with investors and analysts to detail the strategy and review business progress of the Company through the first nine months of 2003, which meeting was available live to the public via audio webcast. Details for public access to the live webcast were provided in the Company's Press Release of October 20, 2003 that was furnished to the SEC on the Company's Form 8-K dated October 20, 2003.

Immediately after the said meeting, the Company issued a Press Release to the public on the details of the strategy and business results presented at the meeting. The said Press Release is attached to this report as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

		By:	/s/ Howard Malovany
Howard Malovany
Vice President, Secretary and General Counsel

Date:	October 22, 2003

INDEX TO EXHIBITS

(99)	ADDITIONAL EXHIBITS

	99.1	Press Release dated October 22, 2003